UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2017

Codexis, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Penobscot Drive

Redwood City, CA 94063

(Address of Principal Executive Offices) (Zip Code)

(650) 421-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Codexis, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 14, 2017 in Redwood City, California. The results of the matters voted on by the Company’s stockholders are set forth immediately below.

Proposal 1

To elect three Class I Directors to the Company’s Board of Directors (the “Board”) to hold office for three-year terms expiring at the 2020 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal:

	Number of Votes
Name of Nominee	For	Withheld	Broker Non-Votes
Thomas R. Baruch	23,774,009	1,711,193	16,809,585
Pam P. Cheng	25,337,914	147,288	16,809,585
Patrick Y. Yang	25,042,633	442,569	16,809,585

Proposal 2

To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Number of Votes
For	Against	Abstain
42,180,150	94,641	19,996

Proposal 3

To approve, on a non-binding, advisory basis, the following resolution relating to the compensation of the Company’s named executive officers:

“RESOLVED, that the compensation paid to Codexis, Inc.’s named executive officers, as disclosed in the proxy statement for the 2017 Annual Meeting of stockholders pursuant to Item 402 of Regulation S-K, including the disclosure under the heading ‘Executive Compensation,’ is hereby approved.”

Number of Votes
For	Against	Abstain	Broker Non-Votes
24,799,277	576,471	109,454	16,809,585

Proposal 4

To approve, on a non-binding, advisory basis, the frequency of future advisory votes on compensation for the Company’s named executive officers:

Number of Votes
Every Three Years	Every Two Years	Every One Year	Abstain	Broker Non-Votes
13,403,610	244,446	11,778,338	58,808	16,809,585

Consistent with the recommendation of the Board, a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote voted to hold future advisory votes on compensation for the Company’s named executive officers every three years, and the Company has determined to continue to hold non-binding, advisory votes on compensation for the Company’s named executive officers every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2017

CODEXIS, INC.

By:	/s/ Gordon Sangster
Name:	Gordon Sangster
Title:	Senior Vice President and Chief Financial Officer